Utz Brands, Inc. Second Quarter 2024 Earnings Presentation August 1, 2024 Swap out image

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward- looking statements include the future plans for the Utz Brands, Inc. (“the Company”), including plans related to transformation of the Company’s supply chain, the Company’s product mix, the ability to reduce debt and the anticipated interest expense savings from the repricing of the $630 million Term Loan , the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, and sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control, including changes in consumer spending due to factors such as increasing household debt; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively, particularly in the Company’s Expansion geographies; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; consolidation of key suppliers to the Company; inability of the Company to adopt efficiencies into its manufacturing processes, including automation and labor optimization, its network, including through plant consolidation and lowest landed cost for shipping its products or its logistics operations; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”) or dispositions recently completed by the Company, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions or dispositions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions or dispositions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended December 31, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extend under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer (cont.) 3 Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Howard Friedman Chief Executive Officer 4 Swap out image

Second Quarter Key Takeaways 5 Our Mission is to become the fastest growing pure-play U.S. snacking company of scale ONE Organic Net Sales growth of 1.6% led by strong branded volume growth supported by increased marketing support, and disciplined promotional spending adjustments to address consumer value expectations THREE Drove a sixth consecutive quarter of year-over-year Adjusted EBITDA Margin expansion fueled by Adjusted Gross Margin growth FIVE Modestly revising our FY’24 Organic Net Sales outlook given the softer than expected Salty Snack category; reaffirming our Adjusted EBITDA and raising Adjusted EPS outlooks TWO Gained dollar, pound, and unit share in the Salty Snacks category for the third consecutive quarter(1) FOUR Strong productivity and cost performance provides flexibility to increase support behind our brands; divested two additional plants to accelerate network optimization plan SIX Accelerating 2H’24 Organic Net Sales growth driven by volume growth, fueled by increased marketing investments, innovation, already achieved distribution gains, and an easier second half growth comparison (1) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 6/30/2024; % YoY growth compared to the 13-weeks ended 7/2/23 period in the prior year on a pro forma basis.

Organic Net Sales growth and continued margin expansion 6 $351 $357 2Q’23 2Q’24 Organic Net Sales (in millions) Adjusted EBITDA (in millions) $45 $50 2Q’23 2Q’24 2Q’23 3Q’23 4Q’23 1Q’24 2Q’24 +90bps +40bps Adjusted EBITDA Margin YoY Change (as a % of net sales) +160bps Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. +10% +100bps +1.6% +150bps

Strong execution against a clearly defined portfolio strategy

Power Brand volume increased ~4% in 2Q'24

- Consistent with our strategy, strong Power Brand volume led by Utz®, On The Border®, and Boulder Canyon®
- Improving performance in non-measured channels, e.g., Club, Dollar, E-commerce, etc., with branded volume year-over-year growth of ~10%
- Increasing our marketing investments while managing our promotional spend
- Foundation Brands volume impacted by dips and salsa declines caused by a large customer shelf reset, and purposefully de-emphasizing private label, co-manufacturing, and partner brands

2Q'24 Total Company Volume (lbs.)(1)


23%
77%

	Year-over-Year Change
Power Brands	+4%
Foundation Brands	-10%

(1) Source: Internal company data.

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Investments in geographic expansion and disciplined promotional spending driving share gains led by our Power Four brands



2Q'24 Salty Snacks Year-over-Year Growth
(13-Weeks Ended 6/30/24)
Retail Sales $
0.2%
1.1%
1.7%
2.8%
-4.9%
Total Salty Category
Total Utz Brands
Utz Power Brands
Utz Power Four Brands
Utz Foundation Brands (1)
Retail Volume (lbs.)
-0.8%
3.2%
3.5%
4.3%
-1.3%
Total Salty Category
Total Utz Brands
Utz Power Brands
Utz Power Four Brands
Utz Foundation Brands (1)

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 6/30/2024; % YoY growth compared to the 13-weeks ended 7/2/23 period in the prior year on a pro forma basis.
(1) Represents Foundation Brands salty snack sales based on Circana Total MULO-C, custom Utz Brands hierarchy. This differs from internal total company volume results as it excludes Dips & Salsas, private label, partner brands and other small sales categories.

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Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 6/30/2024; % YoY growth compared to the 13-weeks ended 7/2/23 period in the prior year on a pro forma basis. Gained volume share in both our Core and Expansion geographies 9 0.1% -1.4% -0.6% 0.3% -0.9% 1.8% 2.5% 3.0% Total Salty Category Total Utz Brands Utz Power Brands Utz Power Four Brands 0.3% 5.2% 5.3% 6.9% Total Salty Category Total Utz Brands Utz Power Brands Utz Power Four Brands -0.7% 5.1% 5.0% 5.9% Core Expansion Core Expansion 2Q’24 Salty Snacks Year-over-Year Growth (13-Weeks Ended 6/30/24) Retail Sales $ Retail Volume (lbs.)

Significant outperformance across Natural and traditional channels Boulder Canyon approaching $100M in retail sales in SPINS + Circana MULO-C 10 Source: SPINS, Total US – Natural Enhanced Channel (TPL) and Circana Total US MULO-C, custom Utz Brands hierarchy. Total Salty Category Total Utz Brands 2.1% 17.0% 28.4% Total Salty Category Total Utz Brands 4.0% 19.5% 29.6% SPINS Retail Sales Year-over-Year Growth 13-Weeks Ended 6/30/24 52-Weeks Ended 6/30/24 Total Salty Category Total Utz Brands 0.2% 1.1% 24.1% Total Salty Category Total Utz Brands 2.8% 3.2% 36.7% Circana MULO-C Retail Sales Year-over-Year Growth 13-Weeks Ended 6/30/24 52-Weeks Ended 6/30/24

Strong growth in Tortilla Chips and Cheese Snacks

Growing share in Utz®, On The Border®, and Boulder Canyon®

Sub-Category Retail Sales Year-over-Year Growth
(13-Weeks Ended 6/30/24)



Total Sub-Category
Utz Brands
Potato Chips
2.3%
-0.3%
Tortilla Chips
-0.7%
6.2%
Pretzels
1.9%
-0.1%
Cheese Snacks
-4.1%
7.5%
Pork Rinds
-3.5%
-5.8%

	Potato Chips	Tortilla Chips	Pretzels	Cheese Snacks	Pork Rinds
% of Utz Retail Sales	**42%**	**21%**	**11%**	**8%**	**4%**
	○ Utz® potato chips holding and Boulder Canyon gaining share ○ Softness in Zapp's® and Targeted Power and Foundation brands	○ Strong On The Border® growth in Grocery and Mass channels	○ Utz® pretzels holding share ○ Zapp's® pretzel's lapping 2023 sell-in	○ Strong Utz® growth across most channels	○ Golden Flake® gaining share ○ Transitioning space from Utz® Pork to Golden Flake® Pork

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 6/30/2024; % YoY growth compared to the **13-weeks ended 7/2/23** period in the prior year on a pro forma basis.
Utz retail sales breakdown is Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 6/30/2024.

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Increased investments in new product innovation Strong early consumer and customer response supporting 2H’24 sales growth 12 Deliver “Craveable” Flavor Capture Occasions Expand Positive Choices

Driving awareness with increased media spend and new brand campaigns 13 Social and Influencer Digital Video Connected TV Streaming New Brand Campaigns Launched July 2024 Launched April 2024 Marketing Expense +60% 2023 2024

Positive trends across household penetration, buyers, and buyer repeat rates 14 Household Penetration (52-Weeks Ended 6/16/24) Buyers (millions) (52-Weeks Ended 6/16/24) Total Buyer Repeat Rate (52-Weeks Ended 6/16/24) +140bps Increase +60bps Increase +2.2 Million Increase Source: Circana CSIA Total U.S. All Outlets 52WE data through 6/16/2024 compared to the 52WE ended 6/18/23 in the prior year period. 35 40 45 50 2023 2024 46.8% 48.2% 60 62 64 66 68 70 2023 2024 69.4% 70.0% 59.3 61.5 45 50 55 60 65 2023 2024

Financial Review Ajay Kataria Chief Financial Officer 15 Swap out image

2Q'24 Financial Results Summary

- **Organic Net Sales increase of +1.6%**
  - +2.3% volume/mix and (0.7%) price
- **Adjusted Gross Margin expansion of +260 bps**
  - Benefits from productivity programs
- **Adjusted SD&A Expense increase of +3.4%**
  - Increased marketing, selling, and distribution costs to support growth
- **Adjusted EBITDA increased 10.0% to $49.7M**
  - Margin expansion of 150bps
- **Adjusted EPS growth of +46% to $0.19**
  - Operating earnings growth
  - Lower interest expense due to long-term debt repayment
  - Lower depreciation and amortization expense due to plant dispositions

In $ millions, except per share amounts	2Q'24 13-weeks ended June 30, 2024	2Q'23 13-weeks Ended July 2, 2023	YoY Change
Net Sales	**356.2**	**362.9**	**(1.8%)**
Organic Net Sales	**356.7**	**351.1**	**+1.6%**
Adj. Gross Profit	**134.1**	**126.9**	**+5.7%**
% of net sales	*37.6%*	*35.0%*	*+260bps*
Adj. SD&A Expense	**84.5**	**81.7**	**+3.4%**
% of net sales	*23.7%*	*22.5%*	*+120 bps*
Adj. EBITDA	**49.7**	**45.2**	**+10.0%**
% of net sales	*14.0%*	*12.5%*	*+150 bps*
Adj. Net Income	**27.5**	**18.8**	**+46.3%**
Adj. EPS	**$0.19**	**$0.13**	**+46.2%**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

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2Q’24 Net Sales Bridge 17 o Pricing of (0.7)% from disciplined promotional spending adjustments o Volume/mix growth of +2.3% primarily driven by our Power Four Brands o IO Conversion impact of (0.1%) o Divestiture impact of (3.3%) from the disposition of R.W. Garcia® and Good Health® brands 2Q’24 Net Sales YoY Growth Decomposition Price 2.3% Volume/Mix 2Q’24 Organic Net Sales Growth -0.1% IO Conversions -3.3% Brand Divestitures 2Q’24 Total Net Sales Growth -0.7% 1.6% -1.8% Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

2Q’24 Adjusted EBITDA Margin Change Decomposition 2Q’24 Adjusted EBITDA Margin Bridge 18 o Productivity programs driven by manufacturing and procurement cost savings offsetting higher supply chain costs o Increased marketing spend to support continued branded volume growth o Lower net price realization due to disciplined promotional spending adjustments (1) Represents savings realized during Q2 2024 as a % of prior year net sales. (2) Delivery included. 2Q’23 4.3% Productivity Savings -1.1% Supply Chain Costs -0.9% Marketing Expense -0.7% Price 2Q’24 12.5% 14.0% Selling & Admin Expense -0.2% (1) (2) Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Cash Flow and Balance Sheet Highlights As of January 1, 2023 Cash Flow Highlights 26-Weeks Ended June 30, 2024 Net Cash Used in Operations ($0.2M) Capital Expenditures $37.8M Dividends and Distributions Paid(1) $18.9M Balance Sheet Highlights As of June 30, 2024 Cash and Cash Equivalents $66.6M Gross Debt(2) $814.1M Net Debt $747.5M Net Leverage Ratio(3) 3.8x 19 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $9.5M of Distributions to Non-controlling Interest. (2) Includes Term Loan, ABL Facility and Capital Leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (3) Net Leverage Ratio is a Non-GAAP financial measure and is based on last 52-weeks Normalized Adjusted EBITDA of $194.6M.

Improving balance sheet flexibility

2Q'24 Disposition Transactions and Term Loan Repricing

- On April 17, 2024, completed repricing of $630 million Term Loan due in January 2028 resulting in a lower interest rate
- On April 22, 2024, completed disposition of two manufacturing facilities for total consideration of $18.5 million
- Fixed-rate debt comprises ~80% of the total debt as of 2Q'24, up from ~70% at year-end 2023

Net Leverage Ratio



5.1x
3.8x
~3.6x
~3.0x
2Q'23 TTM
2Q'24 TTM
FY'24E
FY'25E

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

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Updating our Fiscal 2024 Outlook

- Modestly revising Organic Net Sales growth outlook due to a more moderate growth outlook for the Salty Snack Category
- Reaffirming Adjusted EBITDA outlook and raising Adjusted EPS Outlook

Fiscal 2024 Growth versus Fiscal 2023 Actual Results	*Previous*	Current
Organic Net Sales	*~3% or better growth driven by volume growth*	**~3% driven by volume growth**
Adjusted EBITDA	*+5% to +8% growth*	**+5% to +8% growth**
Adjusted EPS	*+23% to 28% growth*	**+28% to 32% growth**

Additional Outlook Assumptions:

Effective Normalized Tax Rate[(1)]	*18% to 20%*	**17% to 19%**
Net Interest Expense	*~$47 million*	**~$47 million**
Capital Expenditures	*$80 to $90 million*	**$80 to $90 million**
Net Leverage	*~3.6x at fiscal YE24*	**~3.6x at fiscal YE24**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

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Closing Remarks 22

Well-positioned to drive accelerated sales growth 2H'24

- Activating distribution gains in both Core and Expansion geographies across key Grocery, Natural, Mass, and Club customers
- Continuing significant growth of Boulder Canyon
- Increasing marketing spend on the Power Four
- Gaining momentum of innovation investments and well-positioned for Back to School and Holidays
- July top-line results in-line with expectations and lapping an easier comparison in 2H'24



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
PA
WV
VA
NC
SC
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Core Geographies
Expansion Geographies

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STRATEGY 2024 Progress 1 Focus our portfolio to further penetrate Expansion geographies while holding the Core o Growing share and volume in both Core and Expansion o Increasing household penetration o Continuing distribution gains 2 Transform our supply chain to fund growth and margin improvement o Strong progress on productivity programs o Accelerated network optimization o Increasing investments in scale plants 3 Develop leading capabilities to build a best-in-class organization o Implementing Integrated Business Planning o Building-out analytics platform o Developing marketing capabilities 4 Improve balance sheet flexibility and pursue opportunistic M&A o Sold five manufacturing facilities and two brands o Improving cash conversion cycle o Evaluating opportunistic M&A Strong progress in 2024 against our fundamental strategies 24

Appendix 25 Swap out image

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 26See footnotes in Utz’s 2Q’24 earnings press release dated August 1, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 27See footnotes in Utz’s 2Q’24 earnings press release dated August 1, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 28See footnotes in Utz’s 2Q’24 earnings press release dated August 1, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 29See footnotes in Utz’s 2Q’24 earnings press release dated August 1, 2024

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 30See footnotes in Utz’s 2Q’24 earnings press release dated August 1, 2024